Acquisitions	3 Months Ended
Mar. 31, 2011
Acquisitions
Acquisitions

(4) Acquisitions

We account for acquisitions using the purchase method of accounting, and, accordingly, the results of operations for each acquisition have been included in our consolidated results from their respective acquisition dates. Cash consideration for our various acquisitions was primarily provided through borrowings under our credit facilities and cash equivalents on-hand. The unaudited pro forma results of operations for the period ended March 31, 2011 are not presented due to the insignificant impact of the 2011 acquisitions on our consolidated results of operations.

In January 2011, we acquired the remaining 80% interest of our joint venture in Poland (Iron Mountain Poland Holdings Limited) in a stock transaction for an estimated purchase price of $69,500, including an initial cash purchase price of $35,000. As a result, we now own 100% of our Polish operations, which provide storage and records management services. The terms of the purchase and sale agreement require a second payment based upon the audited financial results of the joint venture for the period April 1, 2010 through March 31, 2011. This payment is based upon a formula defined in the purchase and sale agreement and is expected to be paid in the second quarter of 2011. Our current estimate of the second payment is approximately $32,000. Additionally, the purchase and sale agreement provides for the payment of up to a maximum of $2,500 of contingent consideration to be paid in July 2012 based upon the satisfaction of certain performance criteria. The carrying value of the 20% interest that we previously held and accounted for under the equity method of accounting amounted to approximately $5,774 and the fair value of such interest on the date of the acquisition of the additional 80% interest was approximately $10,425 and resulted in a gain being recorded on the date of the transaction to other (income) expense, net of approximately $4,651 during the first quarter of 2011. The fair value of our previously held equity interest was derived by taking the total estimated consideration for the 80% equity interest purchased and reducing it by a factor of 40%, which represents management’s estimate of the control premium paid, in order to derive the fair value of $10,425 for the 20% noncontrolling equity interest which we previously held. One of the members of our board of directors and several of his family members hold an indirect equity interest in one of the shareholders that will receive proceeds in connection with this transaction. As a result of this equity interest, such board member, together with several of his family members, will receive approximately 24% of the purchase price that we pay in connection with this transaction.

A summary of the cumulative consideration paid and the preliminary allocation of the purchase price paid for acquisitions through March 31, 2011 is as follows:

Cash Paid (gross of cash acquired)(1)	$39,971
Contingent Consideration	34,500
Fair Value of Previously Held Equity Interest	10,425
Total Consideration	84,896
Fair Value of Identifiable Assets Acquired:
Cash, Accounts Receivable, Prepaid Expenses and Other	7,932
Property, Plant and Equipment(2)	5,717
Customer Relationship Assets(3)	59,100
Other Assets	653
Liabilities Assumed(4)	(15,793)

Total Fair Value of Identifiable Net Assets Acquired	57,609

Recorded Goodwill	$27,287

(1)          Included in cash paid for acquisitions in the consolidated statements of cash flows for the three months ended March 31, 2010 and 2011 are contingent and other payments of $7,082 and $58, respectively, related to acquisitions made in previous years.

(2)          Consists primarily of racking, leasehold improvements and computer hardware and software.

(3)          The weighted average lives of customer relationship assets associated with acquisitions to date in 2011 were 20 years.

(4)          Consists primarily of accounts payable, accrued expenses, deferred revenue and deferred income taxes.

Allocations of the purchase price for acquisitions in 2011 were based on estimates of the fair value of net assets acquired and are subject to adjustment. The purchase price allocations described above are subject to finalization of the assessment of the fair value of intangible assets (primarily customer relationship assets), racking and deferred income taxes (including taxes payable, tax reserves and valuation allowances). We are not aware of any information that would indicate that the final purchase price allocations will differ meaningfully from preliminary estimates.